Commitments and Contingencies	9 Months Ended	12 Months Ended
	Sep. 30, 2013	Dec. 31, 2012
Commitments And Contingencies Disclosure [Abstract]
Commitments and Contingencies

10. COMMITMENTS AND CONTINGENCIES

The Company is a party to various claims and legal proceedings arising in the normal course of business. Matters where an unfavorable outcome to the Company is probable and which can be reasonably estimated are accrued. Such accruals, which are not material for any period presented, are based on information known about the matters, the Company’s estimate of the outcomes of such matters, and the Company’s experience in contesting, litigating, and settling similar matters. Matters that are considered reasonably possible to result in a material loss are not accrued for, but an estimate of the possible loss or range of loss is disclosed, if such amount or range can be determined. Management does not expect any known claims or legal proceedings to have a material adverse effect on the Company’s consolidated financial position, results of operations, or cash flows.

13. COMMITMENTS AND CONTINGENCIES

At December 31, 2012, the Company has commitments under long-term operating leases requiring annual minimum lease payments as follows:

Years Ending December 31
2013	$12,983
2014	12,803
2015	12,806
2016	11,993
2017	12,009
Thereafter	298,109

Total	$360,703

Rental expense was $23,886, $22,119, and $19,719 for the years ended December 31, 2012, 2011, and 2010, respectively.

The SeaWorld theme park in San Diego, California, leases the land for the theme park from the City of San Diego. The lease term is for 50 years ending on July 1, 2048. Lease payments are based upon gross revenue from the San Diego theme park subject to certain minimums. On January 1, 2011, the minimum annual rent payment was recalculated in accordance with the lease agreement and remained at $9,600 and is included in the table above for all periods presented. This annual rent will remain in effect until January 1, 2014, at which time the next recalculation will be completed in accordance with the lease agreement.

Pursuant to license agreements with Sesame Workshop, the Company pays a specified annual license fee, as well as a specified royalty based on revenues earned in connection with sales of licensed products, all food and beverage items utilizing the licensed elements and any events utilizing such elements if a separate fee is paid for such event.

The Company has commenced construction of certain new theme park attractions and other projects under contracts with various third parties. At December 31, 2012, additional capital payments of approximately $121,000 are necessary to complete these projects. These projects are expected to be completed during 2013 and 2014.

In addition, the Company is a party to various claims and legal proceedings arising in the normal course of business. Matters where an unfavorable outcome to the Company is probable and which can be reasonably estimated are accrued. Such accruals, which are not material for any period presented, are based on information known about the matters, the Company’s estimate of the outcomes of such matters, and the Company’s experience in contesting, litigating, and settling similar matters. Matters that are considered reasonably possible to result in a material loss are not accrued for, but an estimate of the possible loss or range of loss is disclosed, if such amount or range can be determined. Management does not expect any known claims or legal proceedings to have a material adverse effect on the Company’s consolidated financial position, results of operations, or cash flows.